EXHIBIT 10.45


                          REGISTRATION RIGHTS AGREEMENT

         REGISTRATION RIGHTS AGREEMENT (the "Agreement") dated as of June 29, 2000, by and among MOTIENT CORPORATION, a Delaware corporation (the "Company"), each stockholder signatory hereto (the "Investors") and each stockholder that shall become a party hereto pursuant to Section 12(d) hereof after the date hereof by executing and delivering a joinder agreement substantially in the form of Exhibit A hereto (the "Joinder Agreement") (each, together with the Investors, a "Stockholder" and, collectively, the "Stockholders").

                              Terms and Conditions

         The Investors have agreed to invest in, and provide financing for Motient Satellite Ventures LLC, a Delaware limited liability company ("Newco"), and the Company and Newco have agreed to issue, sell and grant to the Investors, certain securities and options pursuant to the Investment Agreement, dated as of June 22, 2000, by and among the Company, Newco and the Investors (the "Investment Agreement");

         The Parties desire herein to provide certain registration rights to the Stockholders with respect to the shares of Common Stock that may be acquired by the Stockholders pursuant to the exercise of the Parent Common Stock Purchase Option or the effectuation of the Parent Conversions (each as defined in the Investment Agreement) pursuant to the Investment Agreement.

         In consideration of the mutual covenants and agreements contained in this Agreement and the Investment Agreement, and intending to be legally bound, the parties hereto agree as follows:

Section 1 . Definitions. As used in this Agreement, the following terms have the meanings indicated below or in the referenced sections of this Agreement:

         "Common Stock." The Company's Common Stock, $.01 par value per share, as the same may be constituted from time to time.

         "Demand Registration."  As defined in Section 4(a) hereof.

         "Exchange Act." The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

         "Existing Registration Rights Agreements" shall mean (i) the Registration Rights Agreement, as amended and restated on April 19, 1996, by and among the Company, Toronto Dominion Investments, Inc. Morgan Guaranty Trust Company of New York and Hughes Communications Satellite Services, Inc. (the "Bridge Registration Rights Agreement"), (ii) the Amended and Restated Registration Rights Agreement, dated as of March 31, 1998, as amended, by and among the Company, Hughes Electronics Corporation, Singapore Telecommunications Ltd., and Baron Capital Partners, L.P. (the "Amended and Restated Registration Rights Agreement"), (iii) the Registration Rights Agreement, dated March 31, 1998, by and between the Company and Motorola, Inc. (the "Motorola Registration Rights Agreement"), and (iv) the Exchange Agreement, dated June 7, 1999, by and among the Company, WorldSpace, Inc. and XM Satellite Radio Holdings, Inc (the "Exchange Agreement").

         "NASD."  The National Association of Securities Dealers, Inc.

         "Person." An individual, a partnership, a corporation, a limited liability company or partnership, an association, a joint stock company, a trust, a business trust, a joint venture, an unincorporated organization or a government entity or any department, agency, or political subdivision thereof.

         "Piggyback Registration."  As defined in Section 5(a) hereof.

         "Registrable Securities." Any shares of Common Stock of the Company held by the Stockholders, and any shares of Common Stock that such Stockholder has the right to acquire, or does acquire, upon the conversion or exercise of the Parent Common Stock Purchase Option or in connection with a Parent Conversion (or, in either case, their transferees) in each case pursuant to the Investment Agreement, including any shares of Common Stock issued or issuable with respect to such shares by reason of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization; provided, that a Registrable Security ceases to be a Registrable Security when (i) it has been registered and sold under the Securities Act, (ii) it is sold or transferred in accordance with the requirements of Rule 144 (or similar provisions then in effect) promulgated by the SEC under the Securities Act ("Rule 144"), or (iii) it is eligible to be sold or transferred under Rule 144 without holding period or volume limitations.

         "Registration Expenses."  As defined in Section 8(a) hereof.
                                                 ------------

         "SEC."  The United States Securities and Exchange Commission.

          "Securities Act." The Securities Act of 1933, as amended, and the rules and regulations thereunder.

         "Warrant Registration Rights Agreement." The Warrant Registration Rights Agreement dated as of March 31, 1998 by and among the Company, Bear, Stearns & Co., Inc., J.P. Morgan Securities Inc., T.D. Securities (USA) Inc. and BancAmerica Robertson Stephens.

         Capitalized terms used in this Agreement but not defined herein shall have the meaning ascribed to them in the Investment Agreement.

Section 2 . Securities Subject to this Agreement.

(a) Holders of Registrable Securities. A Person is deemed to be a holder of Registrable Securities whenever that Person owns, directly or beneficially, or has the right to acquire Registrable Securities, disregarding any legal restrictions upon the exercise of that right.

(b) Majority of Registrable Securities. As used in this Agreement, the term "majority of the Registrable Securities" means 51% or more of the Registrable Securities being registered unless the context indicates that it is 51% or more of the Registrable Securities then issued and outstanding.

Section 3         .  S-4 Registration.
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(a) Registration.  At the request of the Investor Group Designee for an Investor
Group exercising its right to a Parent Conversion, the Company shall register on Form S-4 (or a similar form then in effect) the Registrable Securities acquired in such Parent Conversion in connection with such acquisition. In addition, such registration statement shall also serve to cover public reofferings or resales of such securities (an "S-4 Registration"). The Company shall not be obligated to effect more than one (1) S-4 Registration per Investor Group.

(b) Effectiveness. The Company shall use its best efforts to keep an S-4 Registration continuously effective until the earlier of one (1) year from the consummation of the Parent Conversion to which such S-4 Registration relates or at such time when all of the Registrable Securities registered pursuant thereto are no longer Registrable Securities.

(c) Suspension; Delay in Filing. Notwithstanding the foregoing, the Company may delay in filing a registration statement in connection with an S-4 Registration, may withhold efforts to cause the registration statement to become effective and may suspend the effectiveness of the S-4 Registration, if the Company determines in good faith that such registration might interfere with or affect the negotiation or completion of any financing, acquisition, disposition or other transaction or other material event that is being contemplated in good faith by the Company (whether or not a final decision has been made to undertake such transaction) at the time the right to delay or suspend is exercised (a "Blackout Period"). The Company may exercise such right to delay, suspend or withhold efforts not more than twice in any twelve (12) month period and for not more than ninety (90) days at a time.

         (d) Registration  Expenses.   The Company will pay for all Registration
Expenses for one (1) S-4 Registration.

         (e) Withdrawal. To the extent the Company exercises its right to delay filing of an S-4 Registration or withhold efforts to cause an S-4 Registration to become effective, the Company shall promptly notify the Investor Group Designee for the Investor Group requesting the S-4 Registration. At any time following such notice, the Investor Group Designee may withdraw is request for an S-4 Registration (whether or not in connection with a withdrawal of its exercise of the Parent Conversion in accordance with the Investment Agreement), in which case the S-4 Registration shall not be deemed to constitute an S-4 Registration and such Investor Group shall retain its right to an S-4
Registration under Section 3(a) hereof. In the event an Investor Group consummates a Parent Conversion without the benefit of an S-4 Registration, Parent hereby agrees, at the request of the Investor Group Designee relating to such Investor Group, to register, as promptly as practicable following the Blackout Period, on Form S-3 (or similar form then in effect) the Registrable Securities held by such Investor Group covering reofferings or resales of such securities. In such event, for such Investor Group, (i) the term "S-4 Registration" as used in this Agreement shall refer to such S-3 registration and
(ii) the Company shall not be permitted to exercise its right to effectuate a Blackout Period during the 120 day period following the effectiveness of the Form S-3 Registration Statement.

Section 4.  Demand Registration.

(a) Request for Registration. Subject to the provisions of Section 4(b), at any time any holders of a majority of the Registrable Securities may demand that the Company register all or part of its Registrable Securities under the Securities Act (a "Demand Registration"); provided, however, that the Demand Registration may not be exercised until after the consummation of all 3 Parent Conversions or the exercise or lapse of the Investor Option. Within ten (10) days after receipt of a demand, the Company will notify in writing all Investor Group Designees of the demand. Any Investor Group Designee who wants to include any of their Registrable Securities of one or more of the Investors in its Investor Group in the Demand Registration must notify the Company within ten (10) business days of receiving the notice of the Demand Registration. Except as provided in this
Section 4, the Company will include in the Demand Registration all Registrable Securities for which the Company receives the timely written demands for inclusion. All demands for inclusion made pursuant to this Section 4(a) must specify the name of the Investor wishing to be included in the Demand Registration, the number of Registrable Securities to be registered and the intended method of disposing of the Registrable Securities.

(b) Number and Form of Registration. The holders of the Registrable Securities shall be limited to one (1) Demand Registration, which shall be on Form S-1 (or a similar long-form registration then in effect), or, if available on Form S-3; provided, however, that the Company include in the registration statement such Company-related disclosure as is customarily included in underwritten offerings, or as reasonably requested by the holders requesting the Demand Registration. The Company will use commercially reasonable efforts to qualify for registration on Form S-3. Only Common Stock may be included in a Demand Registration. The Company shall not be obligated to effect more than one (1) underwritten offering pursuant to the Demand Registration.

(c) Registration Expenses. The Company will pay all Registration Expenses for the Demand Registration; provided, however, that notwithstanding Section 8(a) hereto, the Company will not be responsible for any printing costs and expenses as well as any registration filing fees in connection with the Demand Registration; and provided, further, that the Company will not be responsible for an amount of Registration Expenses in connection with the Demand Registration equal to any Registration Expenses previously paid by the Company in connection with the S-4 Registrations pursuant to Section 3(d) hereto.

(d) Selection of Underwriters. The holders requesting the Demand Registration shall select the investment banker(s) and manager(s) that will administer the offering; provided, that such investment banker(s) and manager(s) shall be of recognized national standing and the Company shall have given its prior written consent to such selection (which consent shall not be unreasonably delayed, conditioned or withheld). The Company and the holders of Registrable Securities whose shares are being registered shall enter into a customary underwriting agreement with such investment banker(s) and manager(s).

(e) Priority on Demand Restrictions. If the managing underwriter gives the Company and the holders of the Registrable Securities being registered a written opinion that the number of Registrable Securities requested to be included in the Demand Registration exceeds the number of securities that can be sold, the registration will include only the number of Registrable Securities that the underwriters believe can be sold. Subject to the priority rights of the holders of securities requesting registration pursuant to the Existing Registration Rights Agreements, the number of securities registered shall be allocated, first to the holders requesting the Demand Registration, and then pro rata among the other holders of Registrable Securities, on the basis of the total number of Registrable Securities requested to be included in the registration. In addition, if the managing underwriter shall advise the Company, in writing or otherwise, that an underwriters' over-allotment option, not in excess of 15% of the total offering to be so effected, is necessary or desirable for the marketing of such offering, all Registrable Securities which are to be included in such offering pursuant to this Section 4(e) shall be allocated on the basis of the priority described in the preceding sentence.

(f) Delay in Filing. Notwithstanding the foregoing, the Company may delay in filing a registration statement in connection with a Demand Registration and may withhold efforts to cause the registration statement to become effective, if the Company determines in good faith that such registration might interfere with or affect the negotiation or completion of any financing, acquisition, disposition or other transaction or other material event that is being contemplated in good faith by the Company (whether or not a final decision has been made to undertake such transaction) at the time the right to delay is exercised. The Company may exercise such right to delay or withhold efforts not more than twice in any twelve (12) month period and for not more than ninety (90) days at a time. If, after a registration statement becomes effective, the Company advises the holders of registered shares that the Company considers it appropriate for the registration statement to be amended, the holders of such shares shall suspend any further sales of their registered shares until the Company advises them that the registration statement has been amended. The 180-day time period referred to in Section 7(a)(3) during which the registration statement must be kept current after its effective date shall be extended for an additional number of business days equal to the number of business days during which the right to sell shares was suspended pursuant to the preceding sentence.

(g) Effective Demand Registration. A registration shall not constitute a Demand Registration until it has become effective and remains continuously effective for the lesser of (i) the period during which all Registrable Securities registered in the Demand Registration are sold and (ii) one hundred eighty (180) days; provided, however, that a registration shall not constitute a Demand Registration if (x) after such Demand Registration has become effective, such registration or the related offer, sale or distribution of Registrable Securities thereunder is interfered with by any stop order, injunction or other order or requirement of the SEC or other governmental agency or court for any reason not attributable to the holders requesting the Demand Registration or the holders of Registrable Securities requesting to be included in such registration and such interference is not thereafter eliminated within five (5) business days, or (y) the conditions specified in the underwriting agreement, if any, entered into in connection with such Demand Registration are not satisfied or waived, other than by reason of a failure on the part of the holders requesting the Demand Registration, or (z) the number of Registrable Securities sold by the holders in such Demand Registration is less than fifty percent (50%) of the number of Registrable Securities requested to be included in such Demand Registration.

(h) Limitations on Demand Registrations. The Company shall not be obligated to effect, or take any action to effect, a registration pursuant to Section 4(a) hereof if, upon receipt of a registration request pursuant to Section 4(a) hereof, the Company is advised in writing by an investment banking firm of recognized national standing selected by the Company that, in such firm's opinion, a registration at the time and on the terms requested would adversely affect any public offering of securities of the Company by the Company (other than in connection with benefit and similar plans) (a "Company Offering") with respect to which the Company has commenced preparations for a registration and filed or intends to imminently file a registration statement relating to such registration prior to the receipt of a registration request pursuant to Section 4(a) hereof, until the earlier of (i) 90 days after the completion of such Company Offering, or (ii) promptly after any abandonment of such Company Offering.

Section 5. Piggyback Registrations.

(a) Right to Piggyback. Whenever the Company proposes to register (including on behalf of a selling stockholder) any of its securities under the Securities Act (except for the registration of securities to be offered pursuant to an employee benefit plan on Form S-8 or Form S-3, pursuant to a registration made on Form S-4 or any successor forms then in effect) at any time other than pursuant to a Demand Registration and the registration form to be used may be used for the registration of the Registrable Securities (a "Piggyback Registration"), it will so notify in writing all Investor Group Designees no later than the earlier to occur of (i) the tenth (10th) day following the Company's receipt of notice of exercise of other demand registration rights, or (ii) thirty (30) days prior to the anticipated filing date. Subject to the provisions of Section 5(c), the Company will use its commercially reasonable efforts to include in the Piggyback Registration all Registrable Securities, on a pro rata basis based upon the total number of Registrable Securities with respect to which the Company has received written requests for inclusion within fifteen (15) days after the Investor Group Designees' receipt of the Company's notice. A registration of Registrable Securities pursuant to this Section 5 shall not be counted as a Demand Registration under Section 4.

(b) Piggyback Expenses. The Company shall pay to the holders of the Registrable Securities included in a Piggyback Registration all Registration Expenses of those holders (except to the extent prohibited by applicable state securities laws).

(c) Priority on Piggyback Registrations. If the managing underwriter advises the Company in writing that the total number or dollar amount of securities requested to be included in the registration exceeds the number or dollar amount of securities that can be sold, the Company will include the securities in the registration in the following order of priority, subject to the priority rights of the holders of securities requesting registration pursuant to the Existing Registration Rights Agreements: (i) first, all securities the Company or the holder for whom the Company is effecting the registration, as the case may be, proposes to sell; (ii) second, up to the full number or dollar amount of Registrable Securities requested to be included in the registration (allocated pro rata among the holders of Registrable Securities, on the basis of the number of Registrable Securities requested to be included, as the case may be); and
(iii) third, any other securities (provided they are of the same class as the securities sold by the Company) requested to be included, allocated among the holders of such securities in such proportions as the Company and those holders may agree. In the event that the managing underwriter advises the Company that an underwriters' over-allotment option is necessary or advisable, the preceding priority shall apply.

(d) Selection of Underwriters. If any Piggyback Registration is an underwritten offering, the Company will select the investment banker(s) and manager(s) that will administer the offering. The Company and the holders of Registrable Securities whose shares are being registered shall enter into a customary underwriting agreement with such investment banker(s) and manager(s).

Section 6. Holdback Agreements.

(a) Restrictions on Public Sale by Securities Holders. Each Stockholder (i) agrees not to make any public sale or distribution of equity securities of the Company (except as part of the underwritten registration effected pursuant to a Demand Registration or a Piggyback Registration), including a sale pursuant to Rule 144,during the period beginning seven (7) days prior to and ending on ninety (90) days following the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration as any managing underwriter(s) of such underwriting may reasonably request, and (ii) agrees not to make any public sale or distribution of equity securities of the Company, in each case including a sale pursuant to Rule 144, during (A) the periods described in Section 5.3(b)(ii) of the Bridge Registration Rights Agreement, (B) the periods described in Section 5.3(b)(ii) of the Amended and Restated Registration Rights Agreement, and (C) the period described in Section 3(b)(ii) of the Motorola Registration Rights Agreement, provided that such agreements are in full force and effect.

(b) Restrictions on Public Sale by the Company and Others. The Company agrees not to make any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for its equity securities (except as part of the underwritten registration effected pursuant to a Demand Registration or a Piggyback Registration or pursuant to registrations on Forms S-8 or S-4 or any successor form or on Form S-3 with respect to any employee benefit plans of the Company), during such customary period prior to and following the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration as any managing underwriter(s) of such underwriting may reasonably request. The Company also agrees to use reasonable efforts to cause each holder of at least 10% (on a fully-diluted basis) of its equity securities (other than Registrable Securities) or any securities convertible into or exchangeable or exercisable for its equity securities (other than Registrable Securities), purchased from the Company at any time on or after the date of this Agreement (other than in a registered public offering), to agree not to make any public sale or distribution of those securities, including a sale pursuant to Rule 144 (except as part of the underwritten registration, if permitted), during the seven (7) days prior to and the ninety (90) days after the effective date of the registration unless the managing underwriter(s) agrees otherwise.

Section 7. Registration Procedures.

(a) Obligations of the Company. Whenever the holders of Registrable Securities request or are entitled to the registration of any Registrable Securities pursuant to this Agreement, the Company shall use its commercially reasonable efforts to register and to permit the sale of the Registrable Securities in accordance with the intended method of disposition. To carry out this obligation, the Company shall as expeditiously as practicable:

(1) prepare and file with the SEC a registration statement or post-effective amendment to a registration statement, as necessary, on the appropriate form and use commercially reasonable efforts to cause the registration statement to become effective. At least ten (10) days before filing a registration statement or prospectus or at least three
         (3) business days before filing any amendments or supplements thereto, the Company will furnish to the counsel of the holders of a majority of the Registrable Securities being registered copies of all documents proposed to be filed for that counsel's review and approval, which approval shall not be unreasonably withheld or delayed;

(2) immediately notify each Investor Group Designee of any stop order threatened or issued by the SEC and take all actions reasonably required to prevent the entry of a stop order or if entered to have it rescinded or otherwise removed;

(3) prepare and file with the SEC such amendments and supplements to the registration statement and the corresponding prospectus necessary to keep the registration statement effective for such period required by
         Section 3(b) or Section 4(g) or such shorter period as may be required to sell all Registrable Securities covered by the registration statement; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the registration statement during each period in accordance with the sellers' intended methods of disposition as set forth in the registration statement;

(4) furnish to each Investor Group Designee a sufficient number of copies of the registration statement, each amendment and supplement thereto (in each case including all exhibits), the corresponding prospectus (including each preliminary prospectus), and such other documents as an Investor Group Designee may reasonably request to facilitate the disposition of the Registrable Securities held by the Investors in such Investor Group;

(5) use its commercially reasonable efforts to register or qualify the Registrable Securities under securities or blue sky laws of jurisdictions in the United States of America as any Investor Group Designee requests and do any and all other reasonable acts and things that may be necessary or advisable to enable the Investors to consummate the disposition of the Registrable Securities held by the Investors in such Investor Group in such jurisdiction; provided, however, that the Company shall not be obligated to qualify as a foreign corporation to do business under the laws of any jurisdiction in which it is not then qualified or to file any general consent to service of process;

(6) notify each Investor Group Designee, at any time when a prospectus is required to be delivered under the Securities Act, of any event as a result of which the prospectus or any document incorporated therein by reference contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which such statements were made, and promptly prepare a supplement or amendment to the prospectus or any such document incorporated therein so that thereafter the prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which such statements were made;

(7) cause all registered Registrable Securities to be listed on each securities exchange, if any, on which similar securities issued by the Company are then listed;

(8) provide an institutional transfer agent and registrar and a CUSIP number for all Registrable Securities on or before the effective date of the registration statement;

(9) enter into such customary agreements (including an underwriting agreement in customary form) and take all other actions in connection with those agreements as the Investor Group Designee or the underwriters, if any, reasonably request to expedite or facilitate the disposition of the Registrable Securities including, without limitation, the participation of senior management in "road shows" and similar activities, provided that such activities do not interfere with the duties of senior management in a manner that would likely be detrimental to the best interests of the Company;

(10) make available for inspection by any Investor Group Designee, any underwriter participating in any disposition pursuant to the registration statement, and any attorney, accountant, or other agent of any Investor Group Designee or underwriter, all reasonable financial and other records, pertinent corporate documents, and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any Investor Group Designee, underwriter, attorney, accountant, or other agent in connection with the registration statement; provided, that an appropriate and customary confidentiality agreement is executed by any such Investor Group Designee, underwriter, attorney, accountant or other agent;

(11) in connection with any underwritten offering, obtain a "comfort" letter from the Company's independent public accountants in customary form and covering those matters customarily covered by "comfort" letters as the Investor Group Designee or the managing underwriter reasonably requests (and, if the Company is able after using commercially reasonable efforts, the letter shall be addressed to holders of the Registrable Securities, the Company and the underwriters);

(12) in connection with any underwritten offering, furnish, at the request of any Investor Group Designee or underwriter(s) of the offering, an opinion of counsel representing the Company for the purposes of the registration, in the form and substance customarily given to underwriters in an underwritten public offering and reasonably satisfactory to counsel representing the Investor Group Designee and the underwriter(s) of the offering, addressed to the underwriters and to the holders of the Registrable Securities being registered;

(13)     use  its  best   efforts  to  comply  with  all  applicable  rules  and
         regulations of the SEC;

(14) cooperate with each Investor Group Designee and each underwriter participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD; and

(15) take all other steps reasonably necessary to effect the registration of the Registrable Securities contemplated hereby.

(b) Seller Information. In the event of any registration by the Company, from time to time, the Company may require each Investor Group Designee to furnish to the Company information regarding each seller of Registrable Securities subject to the registration and the distribution of the securities subject to the registration, and such Investor Group Designee shall furnish all such information requested by the Company.

(c) Notice to Discontinue. Each holder of Registrable Securities agrees by acquisition of such securities that, upon receipt of any notice from the Company to the Investor Group Designees of any event of the kind described in Section 7(a)(6), the holder will discontinue disposition of Registrable Securities until the Investor Group Designee receives copies of the supplemented or amended prospectus contemplated by Section 7(a)(6). In addition, if the Company requests, each Investor Group Designee will cause each holder to deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in the holder's possession, of the prospectus covering the Registrable Securities current at the time of receipt of the notice. If the Company gives any such notice, the time period mentioned in Section 7(a)(3) shall be extended by the number of days elapsing between the date of notice and the date that each seller receives the copies of the supplemented or amended prospectus contemplated in Section 7(a)(6).

(d) Notice by Holders. Whenever the holders of Registrable Securities have requested that any Registrable Securities be registered pursuant to this Agreement, those holders shall notify the Company, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event, which as to any holder of Registrable Securities is (i) to his or its respective knowledge, (ii) solely within his or its respective knowledge and (iii) solely as to matters concerning that holder of the Registrable Securities, as a result of which the prospectus included in the registration statement contains an untrue statement of a material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

Section 8. Registration Expenses.

(a) Generally. All Registration Expenses incident to the Company's performance of or compliance with this Agreement shall be paid as provided in this Agreement. The term "Registration Expenses" includes, without limitation, all registration filing fees, reasonable professional fees and other reasonable expenses of the Company's compliance with federal, state and other securities laws (including fees and disbursements of counsel for the underwriters in connection with state or other securities law qualifications and registrations), printing expenses, messenger, telephone and delivery expenses; reasonable fees and disbursements of counsel for the Company; reasonable fees and disbursement of all independent certified public accountants (including the expenses of any audit or "comfort" letters required by or incident to performance of the obligations contemplated by this Agreement); fees and expenses of the underwriters (excluding discounts and commissions); fees and expenses of any special experts retained by the Company at the request of the managing underwriters in connection with the registration; and applicable stock exchange and NASD registration and filing fees. The term "Registration Expenses" does not include the Company's internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit and the fees and expenses incurred in connection with the listing of the securities to be registered on each securities exchange on which similar securities issued by the Company are then listed, all of which shall be paid by the Company, nor does it include underwriting fees, discounts or selling commissions, brokerage fees or transfer taxes, or the fees and disbursements or counsel for the sellers, all of which shall be paid by the sellers of Registrable Securities.

(b) Other Expenses. To the extent the Company is not required to pay Registration Expenses, each holder of securities included in any registration will pay those Registration Expenses allocable to the holder's securities so included, and any Registration Expenses not allocable will be borne by all sellers in proportion to the number of securities each registers. Furthermore, the Stockholders hereby agree amongst themselves that any Registration Expenses or other cost and expenses in connection with an S-4 Registration or the Demand Registration not required to be paid by the Company that are borne by the holders of the Registrable Securities in accordance with the previous sentence, shall be shared pro rata among the Investor Groups that are exercising or have previously exercised their right to a Parent Conversion, including, to the extent necessary, subsequent reimbursement by Investors who have previously exercised a Parent Conversion and requested an S-4 Registration to Investors then exercising a Parent Conversion and requesting an S-4 Registration.

Section 9. Indemnification.

(a) Indemnification by Company. In the event of any registration of Registrable Securities under the Securities Act pursuant to this Agreement, to the full extent permitted by law, the Company agrees to indemnify each holder of Registrable Securities, its officers, directors, trustees, partners, employees, advisors and agents, and each Person who controls the holder (within the meaning of the Securities Act and the Exchange Act) against all losses, claims, damages, liabilities and expenses caused by any untrue or allegedly untrue statement of material fact contained in any registration statement under which such Registrable Securities were registered under the Securities Act, any prospectus or preliminary prospectus contained therein or any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which such statements were made, except to the extent the untrue or allegedly untrue statement or omission or alleged omission resulted from information that the holder furnished in writing to the Company expressly for use therein. In connection with a firm or best efforts underwritten offering, to the extent customarily required by the managing underwriter, the Company will indemnify the underwriters, their officers and directors and each Person who controls the underwriters (within the meaning of the Securities Act and the Exchange Act), to the extent customary in such agreements.

(b) Indemnification by Holders of Securities. In connection with any registration statement, each participating holder of Registrable Securities will furnish to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any registration statement or prospectus and each holder agrees to indemnify, to the extent permitted by law, the Company, its directors, officers, trustees, partners, employees, advisors and agents, and each Person who controls the Company (within the meaning of the Securities Act and the Exchange Act) against any losses, claims, damages, liabilities and expenses resulting from any untrue or allegedly untrue statement of a material fact or any omission or alleged omission to state a material fact required to be stated in the registration statement or prospectus or any amendment thereof or supplement thereto necessary to make the statements therein not misleading in light of the circumstances under which such statements were made, but only to the extent that the untrue or allegedly untrue statement or omission or alleged omission is contained in or omitted from any information or affidavit the holder furnished in writing to the Company expressly for use therein and only in an amount not exceeding the net proceeds received by the holder with respect to securities sold pursuant to such registration statement. In connection with a firm or best efforts underwritten offering, to the extent customarily required by the managing underwriter, each participating holder of Registrable Securities will indemnify the underwriters, their officers and directors and each Person who controls the underwriters (within the meaning of the Securities Act and the Exchange Act), to the extent customary in such agreements.

(c) Indemnification Proceedings. Any Person entitled to indemnification under this Agreement will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in the indemnified party's reasonable judgment a conflict of interest may exist between the indemnified and indemnifying parties with respect to the claim, permit the indemnifying party to assume the defense of the claim with counsel reasonably satisfactory to the indemnified party. If the indemnifying party does not assume the defense, the indemnifying party will not be liable for any settlement made without its consent (but that consent may not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or will enter into any settlement that does not include as an unconditional term thereof the claimant's or plaintiff's release of the indemnified party from all liability concerning the claim or litigation. An indemnifying party who is not entitled to or elects not to assume the defense of a claim will not be under an obligation to pay the fees and expenses of more than one counsel for all parties indemnified by the indemnifying party with respect to the claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between the indemnified party and any other indemnified party with respect to the claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of no more than one additional counsel for the indemnified parties.

(d) Contribution. If the indemnification provided for in Section 9(a) or (b) is unavailable to an indemnified party in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each indemnifying party thereunder shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Company and the participating holders of Registrable Securities in connection with the statements or omissions that resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of the Company and the participating holders of Registrable Securities shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the participating holders of Registrable Securities and the parties' relative intent and knowledge.

         The parties hereto agree that it would not be just and equitable if contribution pursuant this Section 9(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding anything herein to the contrary, no participating holder of Registrable Securities shall be required to contribute any amount in excess of the amount by which the net proceeds of the offering (before deducting expenses, if any) received by such participating holder exceeds the amount of any damages that such participating holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

Section 10 . Rule 144. The Company covenants that it will file the reports required to be filed by it under the Securities Act and the Exchange Act and the rules and regulations adopted by the SEC thereunder, and it will take such further action as any Investor Group Designee reasonably may request, all to the extent required from time to time, to enable such holders of Registrable Securities to sell such Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by (i) Rule 144 under the Securities Act, or (ii) any similar rule or regulation hereafter adopted by the SEC. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with Rule 144's or any successor rule's requirements. The Company also covenants that in such event it will provide all such information and it will take such further action as any holder of Registrable Securities reasonably may request to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of Rule 144 under the Securities Act or any successor rule requirements.

Section  11  .  Participation  in  Underwritten  Registration.   No  Person  may
participate in any underwritten registration without (a) agreeing to sell securities on the basis provided in underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements (the holders of the Registrable Securities in a Demand Registration pursuant to Section 4(d) and the Company in a Piggyback Registration pursuant to Section 5(d)), and (b) completing and executing all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents required by the underwriting arrangements.

Section 12. Miscellaneous.

(a) Recapitalizations, Exchanges, etc. The provisions of this Agreement shall apply to the full extent set forth herein with respect to (i) the shares of Common Stock held by the Stockholders and acquired pursuant to the transactions contemplated by the Investment Agreement (or their transferees), (ii) any and all shares of voting common stock of the Company into which the shares of such Common Stock are converted, exchanged or substituted in any recapitalization or other capital reorganization by the Company and (iii) any and all equity securities of the Company or any successor or assign of the Company (whether by merger, consolidation, sale of assets or otherwise) which may be issued in respect of, in conversion of, in exchange for or in substitution of, such shares of Common Stock and shall be appropriately adjusted for any stock dividends, splits, reverse splits, combinations, recapitalizations and the like occurring after the date hereof. The Company shall use its commercially reasonable efforts to cause any successor or assign (whether by sale, merger or otherwise) to enter into a new registration rights agreement with the holders of Registrable Securities on terms substantially the same as this Agreement as a condition of any such transaction.

(b) Amendment. This Agreement may be amended or modified only by a written agreement executed by the Company and the Stockholders.

(c) Attorneys' Fees. In any legal action or proceeding brought to enforce any provision of this Agreement, the prevailing party shall be entitled to recover all reasonable expenses, charges, court costs and attorneys' fees in addition to any other available remedy at law or in equity.

(d) Benefit of Parties; Assignment. All of the terms and provisions of this Agreement shall be binding on and inure to the benefit of the parties and their respective successors and assigns, including, without limitation, any Person to whom the Investors may transfer any of its Registrable Securities (or any rights to acquire Registrable Securities); provided any such successor or assignee shall agree in writing to become bound by the terms of this Agreement by executing and delivering a Joinder Agreement.

(e) Captions. The captions of the sections and subsections of this Agreement are solely for convenient reference and shall not be deemed to affect the meaning or interpretation of any provision of this Agreement.

(f) Cooperation. The parties agree that after execution of this Agreement they will from time to time, upon the request of any other party and without further consideration, execute, acknowledge and deliver in proper form any further instruments and take such other action as any other party may reasonably require to carry out effectively the intent of this Agreement.

(g) Counterparts; Facsimile Execution. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement. Facsimile execution and delivery of this Agreement shall be legal, valid and binding execution and delivery for all purposes.

(h) Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter of this Agreement and supersedes all prior agreements and understandings between the parties with respect thereto. There are no promises, covenants or undertakings other than those expressly set forth or provided for in this Agreement.

(i) Governing Law. The internal law of the Commonwealth of Virginia will govern the interpretation, construction, and enforcement of this Agreement and all transactions and agreements contemplated hereby, notwithstanding any state's choice of law rules to the contrary.

(j) No Inconsistent Agreements. Except with respect to the rights granted under the Existing Registration Rights Agreements and the Warrant Registration Rights Agreement, the Company represents and warrants that it has not granted to any Person the right to request or require the Company to register any securities issued by the Company other than the rights contained herein. Except with the prior written consent of the holders of Registrable Securities, the Company will not enter into any agreement with respect to its securities that shall grant to any Person registration rights that in any way conflict with or are prior in right to the rights provided under this Agreement. The parties to this Agreement acknowledge and agree that it is their intent that this Agreement be consistent with the terms of the Existing Registration Rights Agreements and that the Company have no obligation under this Agreement which conflicts with its obligations under the Existing Registration Rights Agreements. To that end, notwithstanding anything to the contrary contained in this Agreement, to the extent that any of the provisions of this Agreement conflict with any of the provisions of the Existing Registration Rights Agreements, the Company shall not be obligated to comply with its obligations under the conflicting provisions of this Agreement until it can do so without violating the provisions of the Existing Registration Rights Agreements.

(k) Notices. All notices, requests, demands, or other communications that are required or may be given pursuant to the terms of this Agreement shall be in writing and delivery shall be deemed sufficient in all respects and to have been duly given on the date of service if delivered personally to the party to whom notice is to be given, or upon receipt if mailed by first class mail, return receipt requested, postage prepaid, and properly addressed to the addresses of the parties set forth on the signature pages hereto or in the Joinder Agreement or to such other address(es) as the respective parties hereto shall from time to time designate to the other(s) in writing.

(l) Specific Performance. Each of the parties agrees that damages for a breach of or default under this Agreement would be inadequate and that in addition to all other remedies available at law or in equity that the parties and their successors and assigns shall be entitled to specific performance or injunctive relief, or both, in the event of a breach or a threatened breach of this Agreement.

(m) Validity of Provisions. Should any part of this Agreement for any reason be declared by any court of competent jurisdiction to be invalid, that decision shall not affect the validity of the remaining portion, which shall continue in full force and effect as if this Agreement had been executed with the invalid portion eliminated, it being the intent of the parties that they would have executed the remaining portion of the Agreement without including any part or portion that may for any reason be declared invalid.

                  [remainder of page intentionally left blank]

                            SEPARATE SIGNATURE PAGE
                         REGISTRATION RIGHTS AGREEMENT


         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                     MOTIENT CORPORATION

                                     By:  /s/Gary M. Parsons
                                          Name:  Gary M. Parsons
                                          Title: Chairman

                                          Address for Notices:

                                          Motient Corporation
                                          10802 Parkridge Boulevard
                                          Reston, Virginia  20191-5416
                                          Fax:  (703) 758-6134
                                          Attention:   Randy S. Segal, Esq.
                                                       Senior Vice President and
                                                       General Counsel

                            SEPARATE SIGNATURE PAGE
                         REGISTRATION RIGHTS AGREEMENT


     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                      INVESTOR GROUP 1:

                                      TELCOM SATELLITE VENTURES INC.

                                      By:  /s/Rahul Prakash
                                           Name:  Rahul Prakash
                                           Title: President

                                      Address for Notices to the Investors in
                                      Investor Group 1:

                                      Telecom Satellite Ventures Inc.
                                      c/o Telcom Ventures, L.L.C.
                                      211 North Union Street
                                      Suite 300
                                      Alexandria, Virginia 22314
                                      Fax:  (703)706-3801
                                      Attention:  Hal Perkins, Esq.
                                                  General Counsel

                            SEPARATE SIGNATURE PAGE
                         REGISTRATION RIGHTS AGREEMENT


     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                      INVESTOR GROUP 2:

                                      COLUMBIA SPACE (QP), INC.

                                      By:  /s/James B. Fleming
                                           Name:  James B. Fleming
                                           Title: President


                                      COLUMBIA SPACE (A1), INC.

                                      By:  /s/James B. Fleming
                                           Name:  James B. Fleming
                                           Title: President


                                      COLUMBIA SPACE PARTNERS, INC.

                                      By:  /s/James B. Fleming
                                           Name:  James B. Fleming
                                           Title: President

                            SEPARATE SIGNATURE PAGE
                         REGISTRATION RIGHTS AGREEMENT

                                      Address for Notices to the
                                      Investors in Investor Group 2:

                                      Columbia Space (QP), Inc.
                                      211 North Union Street
                                      Suite 300
                                      Alexandria, Virginia 22314
                                      Attention:  James Fleming
                                      Tel:  (703)519-3000
                                      Fax:  (703)519-3028

                                      with a copy to:
                                      Edwards & Angell, LLP
                                      101 Federal Street
                                      Boston, MA 02100
                                      Attention:  Stephen Meredith, Esq.
                                      Tel. (617)951-2233
                                      Fax: (888)325-9120

                            SEPARATE SIGNATURE PAGE
                         REGISTRATION RIGHTS AGREEMENT


     IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

                                      INVESTOR GROUP 3:

                                      SPECTRUM SPACE EQUITY
                                      INVESTORS IV, INC.

                                      By:  /s/Kevin J. Maroni
                                           Name:  Kevin J. Maroni
                                           Title: Chairman and CEO

                                      SPECTRUM SPACE IV PARALLELL, INC.

                                      By:  /s/Kevin J. Maroni
                                           Name:  Kevin J. Maroni
                                           Title: Chairman and CEO

                                      SPECTRUM SPACE IV MANAGERS', INC.

                                      By:  /s/Kevin J. Maroni
                                           Name:  Kevin J. Maroni
                                           Title: Chairman and CEO

                            SEPARATE SIGNATURE PAGE
                         REGISTRATION RIGHTS AGREEMENT


                                      Address for Notices to the Investors in
                                      Investor Group 3:

                                      Spectrum Space Equity Investors IV, Inc.
                                      One International Place
                                      29th Floor
                                      Boston, MA 82110
                                      Attention:  Kevin Maroni
                                      Tel:  (617)464-4600
                                      Fax:  (617)464-4601

                                      with a copy to:
                                      Edwards & Angell, LLP
                                      101 Federal Street
                                      Boston, MA 02100
                                      Attention:  Stephen Meredith, Esq.
                                      Tel:  (617)951-2233
                                      Fax:  (888)325-9120

                                                                      EXHIBIT A

                            FORM OF JOINDER AGREEMENT

                                JOINDER AGREEMENT

         This Joinder Agreement dated as of ___________, 200_ is executed and delivered pursuant to Section 11(d) of the Registration Rights Agreement dated as of June ___, 2000 (the "Registration Rights Agreement") by and among Motient Corporation (the "Company") and the stockholders party thereto (the "Stockholders"). Capitalized terms used by not defined herein shall have the respective meanings assigned to such terms in the Registration Rights Agreement.

         The undersigned, _______________ (the "New Stockholder") has acquired shares of Common Stock of the Company and therefore desires to become a party to the Registration Rights Agreement on the terms set forth in the Registration Rights Agreement. Accordingly, the New Stockholder hereby agrees as follows:

         1. By its signature below, the New Stockholder shall be a party to the Registration Rights Agreement fully and completely the same as if its signature were affixed to the Registration Rights Agreement.

         2. The New Stockholder is a Stockholder under the Registration Rights Agreement with all the rights of obligations of a Stockholder thereunder.

         3. This Joinder Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia.

         IN WITNESS WHEREOF, the undersigned has caused this Joinder Agreement to be executed and delivered as of the date first above written.

                                     [NEW STOCKHOLDER]



                                     By:_______________________________
                                     Name:
                                     Title:

                                                     Address for Notices:
                                                     =================
                                     Fax:

                                     Attention:

ACCEPTED:

MOTIENT CORPORATION


By: _______________________________
    Name:
    Title: